Exhibit 10.93

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

GILEAD SCIENCES LIMITED – PHARMACHEM TECHNOLOGIES (GRAND BAHAMA), LTD.

ADDENDUM TO TENOFOVIR DISOPROXIL FUMARATE MANUFACTURING SUPPLY AGREEMENT

The Parties hereby acknowledge and agree to the following:

This Addendum agreement (the “Addendum”) is entered into as of February 3, 2011 by and between PharmaChem Technologies (Grand Bahama) Ltd., a Commonwealth of the Bahamas company (“PharmaChem”) having its principal place of business at West Sunrise Highway, Freeport, Grand Bahama, Commonwealth of the Bahamas, and Gilead Sciences Limited, an Irish limited company (“GSL”) whose registered address is Unit 12, Stillorgan Industrial Park, Blackrock, Co. Dublin, Ireland. PharmaChem and GSL may be referred to individually as a “Party” and collectively as the “Parties” in this Addendum.

WHEREAS, by a Manufacturing Supply Agreement dated July 17, 2003 made between PharmaChem and Gilead World Markets Ltd. (“GWM”), as novated by a Novation Agreement dated June 14, 2004 and further amended on July 15, 2005, July 31, 2005, May 10, 2007, August 20, 2007 and December 5, 2008 (collectively, the “Agreement”), PharmaChem agreed to manufacture and supply bulk tenofovir disoproxil fumarate (the “Product”) to GSL on the terms and conditions set forth therein;

WHEREAS, a previous addendum to the Agreement provided for GSL to coordinate purchases of certain key raw materials required for manufacturing of the Product (the “Key Raw Materials”);

WHEREAS, the Parties desire (i) to extend the term of the Agreement until December 31, 2016, and give GSL an option to extend the term further until December 31, 2017, (ii) to amend certain provisions of the Agreement relating to the quantities and price of Product to be supplied thereunder, and (iii) [*], in each case upon the terms and conditions set forth herein;

WHEREAS, PharmaChem has been acquired by Novasep Holdings, a company organized under the laws of France (“Novasep”); and

WHEREAS, in order to induce GSL to enter into this Addendum, Novasep [*].

NOW THEREFORE, in consideration of the covenants herein and intending to be legally bound hereby, the “Whereas” clauses being an integral and material part of this Addendum, the Parties hereby agree as follows:

1. Article 2 of the Agreement is cancelled and replaced by the following:

The term of the Agreement shall begin as of the Effective Date, and shall remain in effect until December 31, 2016 (the “Initial Term”) unless earlier terminated according to Section 12 “Termination” of the Agreement. Notwithstanding the foregoing, GSL shall have the option (the “Option”), exercisable [*] by written notice from GSL to PharmaChem (the “Exercise Notice”), to extend the term of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

the Agreement until December 31, 2017, subject to the Parties’ rights under Section 12.

2. Notwithstanding any provision of the Agreement to the contrary, the price of Product delivered in accordance with the Agreement (Exhibit B) for calendar years 2011 through 2016 (and, if the Option is exercised, 2017), and the minimum quantity of Product delivered in accordance with the Agreement for calendar years 2011 through 2016, shall be as set forth on Schedule 1 hereto. It is intended that all purchases of Product within a calendar year, [*] and at whatever modified pricing agreed to by GSL, will be counted towards the commitment under Schedule 1, Combined Quantity, and that pricing for GSL will be calculated according to the formula and examples in Schedule 1 based on quantities of Product purchased/forecasted by [*].

3. Notwithstanding any provision of the Agreement to the contrary, in the event GSL exercises the Option, the Exercise Notice shall specify the quantity of Product to be supplied by PharmaChem during each month of 2017 and PharmaChem shall, within [*], provide written confirmation to GSL of PharmaChem’s obligation to supply Product pursuant to the Agreement in accordance with the Exercise Notice at the price set forth on Schedule 1 hereto. In the event PharmaChem does not provide such confirmation that it shall supply the quantities of Product specified in the Exercise Notice within [*], such failure shall be considered a failure to supply, and GSL shall have the rights set forth in [*]. In the event GSL exercises the Option but [*] purchases less than [*] of Product from PharmaChem in 2017, then (i) [*] and (ii) [*].

4. PharmaChem agrees to [*]

5. The current and projected purchase prices for the Key Raw Materials are set forth on Schedule 2. The current and projected purchase prices for the other Raw Materials are set forth on Schedule 3. The current and projected energy costs are set forth on Schedule 4. Deviations of actual costs, and energy prices from the values in Schedules 2, 3 and 4 may be used to modify the purchase price for Product pursuant to Section 10 of the Agreement; provided, however, that [*].

6. Price reductions for yield improvements under Process Improvements Sections 8 and 10 will be calculated using the per step yields as listed in Schedule 5.

7. For avoidance of doubt, as set forth in a previous addendum to the Agreement, GSL may substitute quantities of a different compound for tenofovir disoproxil fumarate (“TDF”) as the “Product” to be manufactured by PharmaChem under the Agreement, on terms and conditions [*] to be mutually agreed in writing by GSL and PharmaChem. If that happens, the quantities of such other compound manufactured by PharmaChem shall [*].

8. Without regard to any limitation set forth in the Agreement, PharmaChem shall permit any designated employee or agent of GSL to observe and inspect any manufacturing facilities or processes related to PharmaChem’s performance under the Agreement[*].

9. In connection with matters which are the subject of the Agreement, neither Party nor its Affiliates (as defined in the Agreement) have made, offered or authorized, or will make, offer or authorize, any payment, gift, promise or other advantage, whether directly or through any other person, to or for the use or benefit of any person holding a legislative, administrative or judicial office, or any person employed by or acting on behalf of a public agency, public enterprise, public international organization or political party, or any political party official or candidate for office, where such payment, gift, promise or advantage would

2

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

constitute a violation of any law, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq.

10. Notwithstanding any provision of the Agreement to the contrary, in the event [*], GSL may terminate the Agreement in its sole discretion, with such termination being effective on such date as may be specified by GSL, by written notice to PharmaChem.

11. This Addendum shall take effect only upon [*].

12. For purposes of this Addendum, any consent that may be provided by GSL shall be in GSL’s sole discretion unless otherwise expressly specified herein.

13. This Addendum shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws principles.

14. This Addendum may only be amended by a written instrument signed by each of the parties hereto.

15. This Addendum shall be deemed severable; the invalidity or unenforceability of any term or provision of this Addendum shall not affect the validity or enforceability of this Addendum or of any other term thereof, which shall remain in full force and effect.

16. The Agreement amended hereby shall continue in full force and effect except as expressly amended hereby.

3

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In WITNESS WHEREOF, the parties hereto hereby execute this Addendum as of the date first indicated above.

PharmaChem Technologies (Grand Bahama), Ltd.

By:	/s/ Roger-Marc Nicoud
Name:	Roger-Marc Nicoud
Title:	Director

Gilead Sciences Limited

By:	/s/ John F. Milligan
Name:	John F. Milligan
Title:	Director

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 1

A. Price List.

During calendar year 2011:

$ [*]

During calendar year 2012:

$ [*]

$ [*]

During calendar year 2013:

$ [*]

$ [*]

During calendar year 2014:

$ [*]

$ [*]

During calendar year 2015:

$ [*]

$ [*]

During calendar year 2016:

$ [*]

$ [*]

During calendar year 2017:

$ [*]

$ [*]

For calendar year 2011, the minimum total purchase shall be [*]. For each of calendar years 2012 through 2016, the minimum total purchase shall be [*]. In accordance with the Option, [*] minimum total purchase for calendar year 2017.

In the list above, the metric tons of Product means the total (the “Combined Quantity”) forecasted/ordered [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In the event [*] elects to purchase [*] in any given year in calendar years 2012-2017, all invoices for such year shall reflect a blended price based on the total quantity to be purchased in such year. For example, if in 2012 [*] elects to purchase [*], then all invoices for such year shall reflect the blended price of [*].

B. Gilead Price Based on Total Forecasted Purchases. The price for any given calendar year shall be based on the list in “A” above with Gilead Annual Quantity set as per Section 3 of the Agreement.

The [*] shall determine the total commitment in USD to PharmaChem for the given calendar year (the “Annual USD Commitment”). For example,

Year 2011 [*] which gives a total Annual USD Commitment of [*].

Gilead’s [*] tentative price for the year would then be calculated taking into consideration [*] as follows:

[*]

[*]

[*]

C. Gilead Price Adjustments Based on Total Actual Purchases. Because [*] actual purchases in a calendar year may vary from the [*] projected purchases used in the initial annual Gilead price calculation in “B,” Gilead and PharmaChem shall, [*], recalculate the price using the formula in section “B” above and the [*]. If the adjusted price is higher than the price paid by Gilead based on the start-of-year calculation, then [*].

Price reductions due to reduced Key Raw Material, raw material, or energy costs as well as reductions due to Process Improvements shall be applied [*].

D. Price for Gilead Purchases above Amounts in Price List. If [*] order more Product than the amounts provided in “A” for a calendar year, Gilead’s price for such excess amount will be [*]. Such excess quantities and the price therefor shall [*].

Schedule 2

Current and Projected purchase prices for Key Raw Materials in USD per kilogram

Key Raw Materials	2011	2012 through 2017
[*]	[*]	[*]

[*]	[*]	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

Schedule 3

Current and Projected purchase prices for other Raw Materials in USD and their usage rates per Key Raw Material

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 4

Current and Projected Energy Costs in USD

[*]

Cost per kwh.

[*]

[*]

Total	[*]

[*]

[*]

[*]	[*]

Schedule 5

Baseline yield per step

[*]